September 4, 2018

TOUCHSTONE STRATEGIC TRUST

Touchstone Small Cap Value Opportunities Fund

Supplement to the Prospectus dated October 30, 2017

IMPORTANT NOTICE REGARDING CHANGES TO THE
TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

Effective August 17, 2018, the maximum sales charge (load) imposed on purchases of Class A shares of the Fund was reduced and “Maximum Sales Charge (Load) Imposed on Purchases” of Class A shares in the fees and expenses table under the heading “The Fund’s Fees and Expenses” in the Summary section of the prospectus is reduced to 5.00% for the Fund.

Additionally, the first paragraph in the section “The Fund’s Fees and Expenses” for the Fund is hereby replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds, if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in such Touchstone funds.  More information about these and other discounts is available from your financial professional, in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 60 and 77, respectively, and in Appendix A-Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.

Additionally, the expense “Example” that appears in the Fund’s summary section of the prospectus under the heading “The Fund’s Fees and Expenses” is hereby revised as presented in the Fund’s summary prospectus dated October 30, 2017, as revised August 31, 2018 to reflect the Class A shares sales charge reduction.

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 17, 2018, the Board approved the appointment of LMCG Investments, LLC ("LMCG") as sub-advisor to the Fund effective July 30, 2018. LMCG manages the Fund in accordance with its Small Cap Value strategy.  R. Todd Vingers serves as the Fund's portfolio manager. Accordingly, the section under “The Fund’s Principal Investment Strategies” is replaced with the following:

The Fund normally invests at least 80% of its assets in equity securities of small-cap companies. For purposes of this Fund, small-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell 2000® Value Index (between approximately $41 million and $10.9 billion as of September 30, 2017). The size of the companies in the Russell 2000® Value Index will change with market conditions. Equity securities include common and preferred stocks. The Fund may invest up to 15% of its assets in foreign equity securities, including American Depositary Receipts ("ADRs") or other depositary receipts.

The Fund's sub-advisor, LMCG Investments, LLC ("LMCG"), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In evaluating and selecting potential investments for the Fund, LMCG completes in-depth research and analysis on the securities in the investable universe in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position.

Additionally, the following statement is added to the discussion of the Fund’s performance in the Summary section of the prospectus under “The Fund’s Performance”: On July 30, 2018, the Fund changed its principal investment strategies and sub-advisor. Consequently, prior period performance may have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor's investment strategy.

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Additionally, the chart related to the sub-advisor under the section “The Fund’s Management” is replaced with the following:

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
LMCG Investments, LLC	R. Todd Vingers, CFA	Since 2018	Portfolio Manager and Managing Director, Value Equities

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TSOAX-S4-1809